UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2019

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42, rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas, U.S.A. 77056

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2019 Annual General Meeting of Stockholders (the “Annual Meeting”) of Schlumberger Limited (Schlumberger N.V.), a Curaçao corporation (“Schlumberger”), was held on April 3, 2019. At the Annual Meeting, the stockholders of Schlumberger:

•	Item 1—elected all 10 director nominees;

•	Item 2—approved, on an advisory basis, Schlumberger’s executive compensation;

•

Item 3—approved Schlumberger’s consolidated balance sheet as at December 31, 2018, its consolidated statement of income for the year ended December 31, 2018, and the declarations of dividends by Schlumberger’s Board of Directors in 2018 as reflected in its 2018 Annual Report to Stockholders;

•	Item 4—ratified the appointment of PricewaterhouseCoopers LLP as the independent auditors of Schlumberger for 2019; and

•	Item 5—approved the amended and restated 2004 Stock and Deferral Plan for Non-Employee Directors.

The proposals are described in detail in Schlumberger’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on February 21, 2019 (the “Definitive Proxy Statement”).

The results are as follows:

Item 1—Election of Directors

All director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-votes
Peter L.S. Currie	1,003,382,418	16,771,838	9,660,081	130,628,628
Miguel M. Galuccio	1,014,136,779	14,831,771	845,787	130,628,628
Paal Kibsgaard	996,850,571	31,572,454	1,391,312	130,628,628
Nikolay Kudryavtsev	1,019,007,271	9,860,522	946,544	130,628,628
Tatiana A. Mitrova	1,026,191,589	2,718,203	904,545	130,628,628
Indra K. Nooyi	1,011,608,002	17,393,827	812,508	130,628,628
Lubna S. Olayan	1,023,305,476	5,425,773	1,083,088	130,628,628
Mark G. Papa	1,015,042,758	13,863,176	908,403	130,628,628
Leo Rafael Reif	1,008,614,749	20,355,788	843,800	130,628,628
Henri Seydoux	1,010,059,629	18,869,814	884,894	130,628,628

Item 2—Advisory Resolution to Approve Executive Compensation

The advisory resolution to approve Schlumberger’s executive compensation, as described in the Definitive Proxy Statement, was approved with approximately 95.8% of the votes cast at the Annual Meeting voting in favor of the advisory resolution.

For	Against	Abstain	Broker Non-votes
983,322,516	43,278,364	3,213,457	130,628,628

Item 3—Financial Statements and Dividends

The proposal to approve Schlumberger’s consolidated balance sheet as at December 31, 2018, its consolidated statement of income for the year ended December 31, 2018, and the declarations of dividends by Schlumberger’s Board of Directors in 2018 as reflected in its 2018 Annual Report to Stockholders, as described in the Definitive Proxy Statement, was approved with approximately 99.8% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,154,661,404	2,286,111	3,495,450	0

Item 4—Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of Schlumberger for 2019, as described in the Definitive Proxy Statement, was approved with approximately 97.3% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
1,128,194,550	30,986,505	1,261,910	0

Item 5—2004 Stock and Deferral Plan for Non-Employee Directors

The proposal to approve the amended and restated 2004 Stock and Deferral Plan for Non-Employee Directors, as described in the Definitive Proxy Statement, was approved with approximately 97.0% of the votes cast at the Annual Meeting voting for the proposal.

For	Against	Abstain	Broker Non-votes
998,967,870	28,694,132	2,152,335	130,628,628

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated 2004 Stock and Deferral Plan for Non-Employee Directors, as amended and restated effective January 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: April 3, 2019